UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   October 10, 2017

OphthaliX Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52545	88-0445167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Bareket Street, Petach Tikva, Israel	4951778
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  +(972) 3-924 1114

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders

On October 10, 2017, in connection with the previously announced Merger Agreement, dated as of May 21, 2017 (the “Merger Agreement”), among OphthaliX, Inc., a Delaware corporation (the “Company”), Wize Pharma Ltd., a company formed under the laws of the State of Israel (“Wize”), and Bufiduck Ltd., a company formed under the laws of the State of Israel and a wholly owned subsidiary of the Company (“Merger Sub”), which provides for the merger of Merger Sub with and into Wize, with Wize continuing as the surviving entity (the “Merger”), the Company held its annual meeting of stockholders (the “Annual Meeting”).

As of the close of business on September 5, 2017, the record date for the Annual Meeting, there were 10,441,251 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set out below:

At the Annual Meeting, the following proposals were submitted to a vote of the Company’s stockholders and received the votes necessary for approval, with results indicated below:

1.        To approve an amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of the Company’s common stock from 100,000,000 to 500,000,000.

For	Against	Abstain	Broker Non-Votes
8,606,294	100	0	0

2.       To approve an amendment to the Certificate of Incorporation of the Company to change the Company’s name from “OphthaliX, Inc.” to “Wize Pharma, Inc.” immediately prior to the Merger.

For	Against	Abstain	Broker Non-Votes
8,606,394	0	0	0

3.        To re-elect Pnina Fishman, Ilan Cohn, Guy Regev, Roger Kornberg and Michael Belkin to hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified; provided, however, that, if the Merger is completed, the board of directors of the Company will be reconstituted as described in the proxy statement/prospectus relating to the Annual Meeting.

	Votes For	Votes Withheld	Broker Non-Votes
Pnina Fishman	8,563,492	500	42,402
Ilan Cohn	8,563,492	500	42,402
Guy Regev	8,563,492	500	42,402
Roger Kornberg	8,563,992	0	42,402
Michael Belkin	8,563,992	0	42,402

4.       To approve by a non-binding advisory vote on named executive officer compensation of the Company.

For	Against	Abstain	Broker Non-Votes
8,563,892	100	0	42,402

5.       To hold a non-binding advisory vote on the frequency of future advisory votes on named executive officer compensation of the Company (once every year, every two years or three years).

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
8,563,992	0	0	0	42,402

6.       To ratify the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstain	Broker Non-Votes
8,606,394	0	0	0

Because each of the proposals received sufficient votes to be approved, it was unnecessary to tally the votes for the seventh proposal to adjourn the Annual Meeting, if necessary or appropriate, to permit the solicitation of additional proxies if there were not sufficient votes at the time of the Annual Meeting to adopt such proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OphthaliX Inc.

Date: October 11, 2017	By	/s/ Pnina Fishman
Pnina Fishman, CEO

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